Cash and cash equivalents	12 Months Ended
Dec. 31, 2021
Cash and cash equivalents [abstract]
Cash and cash equivalents
25. Cash and cash equivalents

Accounting policy
Cash and cash equivalents comprise cash on hand, demand deposits and short-term, highly liquid investments readily convertible to known amounts of cash and subject to insignificant risk of changes in value, and are measured at amortised cost which is deemed to be fair value due to its short-term maturity.

Figures in million – SA rand	2021	2020	2019
Cash at the bank and on hand	30,292	20,240	5,619
Total cash and cash equivalents	30,292	20,240	5,619
Fair value of cash and cash equivalents
The fair value of cash and cash equivalents approximate the carrying value due to the short maturity.
Credit risk
The Group is exposed to credit risk on the total carrying value of cash and cash equivalents. The Group has reduced its exposure to credit risk by dealing and investing with a number of major financial institutions.